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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                               SEPTEMBER 12, 2000

                               -------------------

                Date of Report (Date of earliest event reported)

                               -------------------

                                  ROWECOM INC.

                              ---------------------

             (Exact Name of Registrant as Specified in its Charter)


                DELAWARE              0-21379           04-3370008
--------------------------------------------------------------------------------
     (State or Other Jurisdiction   (Commission       (IRS Employer
           of Incorporation)        File Number)    Identification No.)


                     60 ABERDEEN AVENUE, CAMBRIDGE, MA 02138
            ---------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)


                                 (617) 588-2800
               Registrant's telephone number, including area code

                                 ---------------
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Item 5. OTHER ITEMS.

      On September 12, 2000, RoweCom issued a six-month convertible debenture in the original principal amount of $4 million. The debenture may be converted into shares of Common Stock at a conversion price of $5.884 per share. Conversion is at the holder's option, or if the closing bid price of RoweCom's stock exceeds $8.826 for 20 consecutive trading days, at RoweCom's option. RoweCom also issued 135,958 common stock purchase warrants with an exercise price of $7.268 per share. These warrants have a five-year term and are exercisable at the holder's option.

      In addition, RoweCom issued 1.5 million Class A common stock purchase warrants having a term of one year and two business days. During the first year that the Class A warrants are outstanding, they may be exercised only if called by RoweCom, at a floating exercise price equal to 92% of the average closing bid price of a share of RoweCom stock on the two trading days preceding exercise, subject to a maximum exercise price of $20. These warrants expire if not exercised when called. On the final two business days that they are outstanding, the Class A warrants are exercisable at the holder's option at an exercise price of $20 per share. RoweCom's rights to call the Class A warrants are subject to certain restrictions, including volume limitations based on the trading volume in RoweCom's stock.

      All of these securities are subject to certain antidilution protections that may lower their conversion or exercise prices in the event of future securities issuances by RoweCom at lower prices.

      The preceding summary is qualified in its entirety by the full text of the definitive documents pursuant to which this financing was consummated, copies of which are filed as exhibits to this Current Report on Form 8-K, and which are incorporated by reference herein.


Item 7. FINANCIAL STATEMENTS AND EXHIBITS

(c)  Exhibits.

Exhibit No.          Description
-----------          -----------

10.1 Convertible Debenture Purchase Agreement by and among the Registrant and the investor parties thereto, dated as of September 12, 2000.

10.2 Registration Rights Agreement by and among the Registrant and the investor parties thereto, dated as of September 12, 2000.

10.3 Class A Warrant issued by the Registrant in favor of the investor parties thereto, dated as of September 12, 2000.

10.4 Purchase Warrant issued by the Registrant in favor of the investor parties thereto, dated as of September 12, 2000.

10.5 Convertible Debenture issued by the Registrant in favor of the investor parties thereto, dated as of September 12, 2000.

99.1 Press release, dated September 12, 2000, announcing the consummation of the debenture and warrant financing by and among RoweCom and the investor parties thereto.
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                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: September 14, 2000            ROWECOM INC.


                                By: /s/ Paul Burmeister
                                    -----------------------------
                                    Authorized Officer, Senior Vice President
                                    and Chief Financial Officer
                                    (Principal Financial and Accounting Officer)
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                                  EXHIBIT INDEX

Exhibit No.          Description
-----------          -----------

10.1 Convertible Debenture Purchase Agreement by and among the Registrant and the investor parties thereto, dated as of September 12, 2000.

10.2 Registration Rights Agreement by and among the Registrant and the investor parties thereto, dated as of September 12, 2000.

10.3 Class A Warrant issued by the Registrant in favor of the investor parties thereto, dated as of September 12, 2000.

10.4 Purchase Warrant issued by the Registrant in favor of the investor parties thereto, dated as of September 12, 2000.

10.5 Convertible Debenture issued by the Registrant in favor of the investor parties thereto, dated as of September 12, 2000.

99.1 Press release, dated September 12, 2000, announcing the consummation of the debenture and warrant financing by and among RoweCom and the investor parties thereto.